FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2002

Allegheny Energy, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	I-267 (Commission File Number	13-5531602 (IRS Employer Identification (Number
10435 Downsville Pike Hagerstown, Maryland 21740-1766 (Address of principal executive offices) Registrant's telephone number, Including area code: (301) 790-3400

Item 1 - 6.	Not applicable

Item 7.	Exhibits

Exhibit 99.1 Press Release dated July 8, 2002.

Item 8.	Not applicable

Item 9.	Regulation FD Disclosure

The information in this report, including the exhibit, is being furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934.  On July 8, 2002, Allegheny Energy, Inc. issued the press release attached as Exhibit 99.1.

SIGNATURES Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
Allegheny Energy, Inc. /S/ BRUCE E. WALENCZYK Bruce E. Walenczyk
Dated: July 8, 2002